UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-02333

New Perspective Fund

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street, 55th Floor

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2022

Brian C. Janssen

New Perspective Fund

6455 Irvine Center Drive

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

New Perspective Fund®

Annual report for the year ended September 30, 2022

Tap into the
growth potential of
global equities

New Perspective Fund seeks to provide you with long-term growth of capital.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For over 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class F-2 and Class A shares at net asset value. If a sales charge (maximum 5.75% for Class A shares) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

Refer to page 4 for Class F-2 and Class A share results with relevant sales charges deducted and fund expenses. For other share class results, visit capitalgroup.com and americanfundsretirement.com.

The total annual fund operating expense ratios are 0.52% for Class F-2 shares and 0.72% for Class A shares as of the prospectus dated December 1, 2022 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com for more information.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity and price volatility, as more fully described in the prospectus. These risks may be heightened in connection with investments in developing countries. Small-company stocks entail additional risks, and they can fluctuate in price more than larger company stocks. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	The value of a long-term perspective

6	Investment portfolio

13	Financial statements

42	Board of trustees and other officers

Fellow investors:

Global stocks declined, pressured by high inflation, rising interest rates and slowing economic growth in many of the world’s largest economies. In this environment, shares of New Perspective Fund declined, and results trailed the benchmark over the 12-month period.

The fund’s F-2 shares lost 26.90% for the fiscal year ended September 30, 2022, compared to a 20.66% decline recorded by its primary benchmark, the MSCI ACWI (All Country World Index). The fund’s results include a dividend of more than 36 cents per share and a capital gain of more than $4.43 per share paid in December 2021. Over longer periods, the fund has consistently outpaced its benchmark, as shown in the chart below.

Markets waver as inflation surges

World equity markets started the fiscal year on an upswing, hitting a series of record highs in the fourth quarter of 2021. However, investor sentiment changed as inflation began to rise — in some cases reaching levels not seen since the 1980s. That prompted the U.S. Federal Reserve and central banks around the world to aggressively raise interest rates in an effort to bring consumer prices under control.

Rising rates put pressure on growth-oriented stocks as investors revised valuation assumptions based on a world in which rates no longer remain pinned at or below zero. As a result, stocks with the highest valuations were generally hit hardest, including those of technology and consumer-tech companies that led the bull market of the past decade. In contrast, value-oriented stocks generally fared better.

Geopolitical tensions also weighed on markets. Russia’s invasion of Ukraine in February shattered international peace accords, sent commodity prices soaring and triggered fears of a new Cold War. Elsewhere in Europe, shifting political winds toppled three prime ministers — in Italy, the United Kingdom and Sweden.

Results at a glance

For periods ended September 30, 2022, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime[1]

New Perspective Fund (Class F-2 shares)[2]	–26.90%	6.81%	9.74%	11.93%
New Perspective Fund (Class A shares)	–27.04	6.59	9.51	11.71
MSCI ACWI (All Country World Index)[3,4]	–20.66	4.44	7.28	8.27

[1]	Lifetime returns are as of March 13, 1973, the inception date of Class A shares.
[2]	Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Refer to capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.
[3]	MSCI ACWI is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes. The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. Source: MSCI.
[4]	From March 13, 1973, through December 31, 1987, the MSCI World Index was used because the MSCI ACWI did not exist. MSCI World Index results reflect dividends net of withholding taxes, and MSCI ACWI results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter.

New Perspective Fund	1

Most sectors decline

Nearly all sectors of the MSCI ACWI lost ground, led by a drop in communication services stocks. Within the sector, social media, gaming and entertainment companies reversed gains made during the COVID-19 pandemic when “stay at home” stocks staged a powerful rally. As economies around the world reopened, some of these companies reported significant declines in engagement and subscribers. Shares of telecom providers also fell as some of the largest companies lowered earnings expectations amid signs of slowing global economic growth.

Consumer discretionary stocks retreated on recession worries and climbing rates. Concerns that high inflation would crimp consumer spending impacted stocks of travel and leisure companies, e-commerce sites and traditional retailers. On the other hand, fast-food companies, deep-discount retailers and auto parts stores found support among consumers searching for lower priced options. Information technology stocks also dropped as rising rates called into question high valuations, particularly among young tech companies.

Consumer staples and utilities stocks generated returns better than the overall market. Both sectors attracted investors looking for perceived safe havens — companies with reliable cash flows that tend to hold up better during periods of market volatility and economic uncertainty. Several food and beverage companies enjoyed modest share price increases, as well as certain electric utility companies.

The energy sector rallied as pent-up demand from reopening economies and the war in Ukraine drove oil and gas prices higher. Russia’s position as a major energy supplier was upended by international sanctions imposed by the United States and European Union, among others, further hampering supplies. Many of the world’s largest oil and exploration companies reported soaring profits as oil prices periodically climbed above $100 a barrel.

Inside the portfolio

Across all sectors, the fund remains invested in leading companies with potentially long growth runways. This is expressed through large positions in technology and consumer-oriented companies, which account for a substantial share of the portfolio — though they have been steadily reduced over the past few years. The fund’s top holdings include companies in the electric vehicle, software, social media, e-commerce and semiconductor industries. Health care companies have gained prominence in the portfolio as new and innovative treatments for serious diseases present attractive investment opportunities.

The fund’s largest detractors came from the information technology and communication services sectors. They include social media giant Meta Platforms (Facebook), digital payments firm PayPal and semiconductor equipment maker ASML. Each company dealt with unique challenges

2	New Perspective Fund

during the fiscal year, but one element they shared was the large-scale derating of fast-growing tech and consumer-tech companies in the face of rising interest rates.

Meta reported a decline in quarterly revenue for the first time in its history as advertising income softened. PayPal shares dipped sharply after the company issued 2022 revenue growth guidance below analysts’ expectations. Shares of ASML also fell as a plant fire, supply chain headwinds and trade tensions between China and the U.S. weighed on the company. A relatively light exposure to the energy sector also detracted, compared to the benchmark index, as these stocks rallied.

Top contributors to results included electric vehicle maker Tesla and biotech firm Vertex Pharmaceuticals. Tesla shares reached record highs in the fourth quarter of 2021 amid surging EV sales, including a 100,000-vehicle order from Hertz. Tesla shares subsequently declined in the 2022 down market but remained in positive territory for the full fiscal year. Vertex shares advanced as the company raised its 2022 earnings outlook amid higher-than-expected sales of its market-leading cystic fibrosis treatment. Other meaningful contributors in the health care sector included Eli Lilly and Regeneron Pharmaceuticals.

Looking ahead

Since our shareholder letter a year ago, market sentiment has clearly shifted. We are living through a pivotal time in history, marked by geopolitical realignment and the end of a 40-year period of declining interest rates. Going foward, we believe it is likely that new market leadership will emerge and will likely include some of the companies we hold now as well as a mix of others that can deliver real earnings growth in this environment. Indeed, global equity markets may be less one dimentional and not necessarily driven by a small group of U.S. stocks. Moreover, corporate earnings are likely to be a bigger driver of stock prices — a welcome return to fundamentals.

In our view, New Perspective Fund is well positioned to navigate this environment. Throughout its 49-year history, the fund has successfully invested through periods of significant change, including the inflationary years of the 1970s, the collapse of the Soviet Union in the early 1990s and the global financial crisis of 2007 to 2009. Then, as now, the fund remains flexible. The portfolio is built on a company-by-company basis with no systematic style bias. It can freely reorientate to capture structural changes in the global economy while continuing to benefit from enduring trends. Maintaining a truly long-term perspective is paramount to successful investing, especially during times like these.

Against this backdrop, we remain optimistic about the companies chosen for the portfolio through our system of fundamental, bottom-up security selection. We believe well-managed multinationals are ideally positioned to survive turbulent times and emerge stronger on the other side.

We thank you for your commitment to New Perspective Fund.

Sincerely,

Joanna F. Jonsson
Co-President

Robert W. Lovelace
Co-President

November 8, 2022

For current information about the fund, visit capitalgroup.com.

New Perspective Fund	3

The value of a long-term perspective

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	The maximum initial sales charge was 8.5% prior to July 1, 1988.
[2]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[3]	The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. Source: MSCI.
[4]	From March 13, 1973, through December 31, 1987, the MSCI World Index was used because the MSCI ACWI did not exist. MSCI World Index results reflect dividends net of withholding taxes, and MSCI ACWI results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter.
[5]	For the period March 13, 1973, commencement of operations, through September 30, 1973.

Average annual total returns based on a $1,000 investment
(for periods ended September 30, 2022)*

	1 year	5 years	10 years
Class F-2 shares	-26.90%	6.81%	9.74%
Class A shares	-31.24	5.33	8.86

**Assumes for Class A shares, payment of the maximum 5.75% sales charge.*

$4,000,000
1,000,000
100,000
10,000
5,000
1973[5]
1974
1975
1976
1977
1978
1979
1980
1981
1982
1983
1984
1985
1986
1987
1988
1989
1990
1991

4	New Perspective Fund

How a hypothetical $10,000 investment has grown (from March 13, 1973, to September 30, 2022, with all distributions reinvested)

Fund results shown are for Class F-2 and Class A shares. Class A share results reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

New Perspective Fund	5

Investment portfolio September 30, 2022

Sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
United States	55.27%
Eurozone*	11.98
United Kingdom	4.08
Denmark	2.89
Japan	2.83
Switzerland	2.30
Taiwan	2.29
Canada	2.27
Hong Kong	1.87
Other countries	6.60
Short-term securities & other assets less liabilities	7.62

*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Belgium, France, Germany, Ireland, Italy, the Netherlands and Spain.

Common stocks 92.34%	Shares	Value (000)
Information technology 17.74%
Microsoft Corp.	17,569,501	$4,091,937
Taiwan Semiconductor Manufacturing Company, Ltd.	164,346,941	2,160,223
ASML Holding NV	2,451,167	1,016,723
ASML Holding NV (New York registered) (ADR)	1,217,878	505,845
Broadcom, Inc.	2,436,358	1,081,767
GoDaddy, Inc., Class A1,2	7,886,320	558,982
TE Connectivity, Ltd.	4,441,193	490,130
Mastercard, Inc., Class A	1,691,442	480,945
Motorola Solutions, Inc.	1,978,836	443,200
Apple, Inc.	3,052,971	421,921
ON Semiconductor Corp.[2]	6,526,353	406,787
SAP SE	4,271,919	352,155
STMicroelectronics NV (EUR denominated)	11,066,239	341,444
Visa, Inc., Class A	1,899,487	337,444
Wolfspeed, Inc.[2]	3,220,162	332,836
Trimble, Inc.[2]	6,120,400	332,154
Applied Materials, Inc.	3,941,922	322,962
ServiceNow, Inc.[2]	841,725	317,844
Edenred SA	6,913,449	317,764
Keyence Corp.	795,340	264,055
Samsung Electronics Co., Ltd.	6,087,416	223,672
Amadeus IT Group SA, Class A, non-registered shares[2]	4,715,700	218,285
Synopsys, Inc. (USA)[2]	692,419	211,541
PayPal Holdings, Inc.[2]	1,968,409	169,421
Block, Inc., Class A2	2,599,628	142,954
Block, Inc., Class A (CDI)[2]	214,694	11,118
Nice, Ltd. (ADR)[2,3]	771,857	145,294
Adobe, Inc.[2]	526,679	144,942
HubSpot, Inc.[2]	517,602	139,815
NVIDIA Corp.	1,122,296	136,235
Fidelity National Information Services, Inc.	1,730,192	130,751
Infosys, Ltd. (ADR)	7,612,222	129,179
Capgemini SE	798,953	127,681
Hexagon AB, Class B	12,155,973	112,701
Smartsheet, Inc., Class A2	2,855,795	98,125
MediaTek, Inc.	5,550,000	96,593
Halma PLC	4,260,165	95,926
Tokyo Electron, Ltd.	383,653	94,989
Adyen NV2	74,105	92,190
Micron Technology, Inc.	1,695,890	84,964
Alteryx, Inc., Class A2	1,383,029	77,228
Concentrix Corp.	447,297	49,932
Workday, Inc., Class A2	293,205	44,632
Worldline SA, non-registered shares[2]	902,840	35,306

6	New Perspective Fund

Common stocks (continued)	Shares	Value (000)
Information technology (continued)
Shopify, Inc., Class A, subordinate voting shares[2]	1,299,482	$35,008
Sinch AB2,3	23,049,702	30,222
Cloudflare, Inc., Class A2	387,395	21,427
Dassault Systemes SE	538,033	18,494
FleetCor Technologies, Inc.[2]	90,311	15,910
		17,511,653

Consumer discretionary 16.41%
Tesla, Inc.[2]	24,403,990	6,473,158
Amazon.com, Inc.[2]	12,688,451	1,433,795
LVMH Moët Hennessy-Louis Vuitton SE	1,702,044	1,000,521
Home Depot, Inc.	2,501,354	690,224
Booking Holdings, Inc.[2]	395,182	649,367
Hermès International	404,693	475,659
Kering SA	1,002,152	443,170
EssilorLuxottica	3,008,977	407,703
Prosus NV, Class N	7,328,207	381,902
NIKE, Inc., Class B	4,578,660	380,578
YUM! Brands, Inc.	3,061,183	325,526
lululemon athletica, Inc.[2]	904,142	252,762
Hilton Worldwide Holdings, Inc.	2,065,810	249,178
Royal Caribbean Cruises, Ltd.[2]	6,354,263	240,827
Restaurant Brands International, Inc.	4,332,743	230,415
Renault SA2	8,548,240	229,593
MercadoLibre, Inc.[2]	260,306	215,476
Galaxy Entertainment Group, Ltd.	31,994,000	186,808
Entain PLC	15,139,864	181,810
Evolution AB	2,160,821	170,170
Flutter Entertainment PLC[2]	1,554,573	169,829
Trip.com Group, Ltd. (ADR)[2]	5,133,663	140,200
General Motors Company	4,299,667	137,976
Airbnb, Inc., Class A2	1,278,874	134,333
Hilton Grand Vacations, Inc.[2]	4,066,838	133,758
Industria de Diseño Textil, SA	6,466,540	133,569
Naspers, Ltd., Class N	985,788	122,170
Suzuki Motor Corp.	3,581,925	111,112
Sands China, Ltd.[2]	38,494,000	95,307
Etsy, Inc.[2]	907,001	90,818
McDonald’s Corp.	318,503	73,491
Wynn Macau, Ltd.[2,3]	106,140,000	67,880
Nitori Holdings Co., Ltd.	724,400	60,618
adidas AG	499,218	57,935
Valeo SA, non-registered shares	2,928,304	44,014
Cie. Financière Richemont SA, Class A	103,442	9,706
		16,201,358

Health care 15.89%
Novo Nordisk A/S, Class B	14,016,389	1,397,069
Novo Nordisk A/S, Class B (ADR)	691,436	68,888
Eli Lilly and Company	4,367,010	1,412,073
AstraZeneca PLC	11,120,167	1,222,885
AstraZeneca PLC (ADR)	1,153,660	63,267
Thermo Fisher Scientific, Inc.	1,985,901	1,007,229
Regeneron Pharmaceuticals, Inc.[2]	1,346,197	927,355
Vertex Pharmaceuticals, Inc.[2]	2,937,843	850,623
Zoetis, Inc., Class A	5,354,396	794,003
Danaher Corp.	2,576,315	665,436
Seagen, Inc.[2]	4,487,254	613,991
Pfizer, Inc.	13,153,249	575,586
Alnylam Pharmaceuticals, Inc.[2]	2,730,131	546,463
Insulet Corp.[2]	1,955,449	448,580
Intuitive Surgical, Inc.[2]	2,318,155	434,515
Edwards Lifesciences Corp.[2]	4,849,560	400,719
Bristol-Myers Squibb Company	5,368,425	381,641
Abbott Laboratories	3,508,473	339,480
BeiGene, Ltd. (ADR)[2]	2,277,635	307,071
IDEXX Laboratories, Inc.[2]	869,643	283,330
Catalent, Inc.[2]	3,581,670	259,170

New Perspective Fund	7

Common stocks (continued)	Shares	Value (000)
Health care (continued)
NovoCure, Ltd.[2]	3,371,079	$256,135
Sanofi	2,666,041	203,473
CRISPR Therapeutics AG2,3	3,101,795	202,702
Mettler-Toledo International, Inc.[2]	177,400	192,323
AbbVie, Inc.	1,087,161	145,908
Lonza Group AG	266,415	129,560
Bayer AG	2,796,485	129,052
Grifols, SA, Class B (ADR)[2]	12,117,833	74,646
Grifols, SA, Class A, non-registered shares[2]	5,675,905	48,592
Siemens Healthineers AG	2,757,546	119,448
Genmab A/S2	335,883	108,268
WuXi Biologics (Cayman), Inc.[2]	17,372,000	104,083
Olympus Corp.	5,372,400	103,396
Eurofins Scientific SE, non-registered shares	1,572,745	93,262
Carl Zeiss Meditec AG, non-registered shares	863,452	90,929
BioNTech SE (ADR)[3]	671,360	90,553
Novartis AG	1,160,330	88,456
Teva Pharmaceutical Industries, Ltd. (ADR)[2]	10,940,984	88,294
Incyte Corp.[2]	1,163,044	77,505
Tandem Diabetes Care, Inc.[2]	1,532,982	73,353
Amplifon SpA	2,652,315	69,458
DexCom, Inc.[2]	859,725	69,242
Ultragenyx Pharmaceutical, Inc.[2]	1,228,978	50,892
Shionogi & Co., Ltd.	700,500	33,888
Straumann Holding AG	284,386	25,882
Merck KGaA	56,400	9,205
Viatris, Inc.	674,006	5,743
		15,683,622

Financials 10.12%
AIA Group, Ltd.	143,251,483	1,189,354
JPMorgan Chase & Co.	8,668,280	905,835
CME Group, Inc., Class A	4,124,967	730,655
Chubb, Ltd.	3,815,421	693,949
London Stock Exchange Group PLC	7,017,082	591,705
Aon PLC, Class A	1,770,131	474,165
ICICI Bank, Ltd.	22,240,773	232,976
ICICI Bank, Ltd. (ADR)	10,690,180	224,173
BlackRock, Inc.	738,636	406,457
DNB Bank ASA	24,622,852	389,828
Bank of America Corp.	12,781,637	386,005
DBS Group Holdings, Ltd.	16,269,400	376,148
Brookfield Asset Management, Inc., Class A	7,986,942	326,586
Arch Capital Group, Ltd.[2]	6,553,103	298,428
Moody’s Corp.	1,126,350	273,827
Morgan Stanley	3,247,336	256,572
SVB Financial Group[2]	726,023	243,784
AXA SA	8,366,495	183,182
S&P Global, Inc.	578,102	176,524
Prudential PLC	16,725,488	164,329
Hong Kong Exchanges and Clearing, Ltd.	4,726,264	160,471
Blackstone, Inc., nonvoting shares	1,906,369	159,563
Société Générale	7,152,733	141,919
UniCredit SpA	13,781,733	139,363
Zurich Insurance Group AG	345,171	137,214
Hiscox, Ltd.	13,873,960	135,642
Goldman Sachs Group, Inc.	380,406	111,478
TMX Group, Ltd.	1,200,188	110,396
Arthur J. Gallagher & Co.	549,143	94,024
Citigroup, Inc.	2,175,150	90,639
Tradeweb Markets, Inc., Class A	1,385,875	78,191
Skandinaviska Enskilda Banken AB, Class A	4,087,767	38,802
Macquarie Group, Ltd.	341,652	33,156
EQT AB	1,714,952	32,992
		9,988,332

8	New Perspective Fund

Common stocks (continued)	Shares	Value (000)
Industrials 9.13%
Caterpillar, Inc.	4,534,996	$744,102
Carrier Global Corp.	17,302,795	615,287
Airbus SE, non-registered shares	6,810,393	588,365
DSV A/S	4,766,597	552,478
Canadian Pacific Railway, Ltd.	8,067,534	538,266
Safran SA	4,716,668	428,861
Daikin Industries, Ltd.	2,462,500	380,506
Copart, Inc.[2]	3,332,284	354,555
Schneider Electric SE	3,134,365	351,647
Mitsui & Co., Ltd.[3]	14,870,700	319,035
Equifax, Inc.	1,601,243	274,501
ABB, Ltd.	10,198,317	262,617
BAE Systems PLC	29,658,002	260,570
ASSA ABLOY AB, Class B	12,345,588	230,707
Chart Industries, Inc.[2]	1,140,728	210,293
Ryanair Holdings PLC (ADR)[2]	3,347,734	195,575
TransDigm Group, Inc.	347,385	182,315
Honeywell International, Inc.	1,052,695	175,768
Komatsu, Ltd.[3]	9,595,800	173,530
Regal Rexnord Corp.	1,152,198	161,723
Uber Technologies, Inc.[2]	5,934,695	157,269
Delta Air Lines, Inc.[2]	5,141,393	144,267
Spirax-Sarco Engineering PLC	1,187,369	136,393
RELX PLC	5,574,602	136,091
Aalberts NV, non-registered shares	4,098,484	133,922
FedEx Corp.	812,083	120,570
Recruit Holdings Co., Ltd.	4,046,483	116,795
Nidec Corp.[3]	2,048,832	115,415
Boeing Company[2]	897,248	108,639
SMC Corp.	268,500	108,319
L3Harris Technologies, Inc.	514,602	106,950
Rockwell Automation	491,233	105,669
Brenntag SE	1,497,662	91,388
Techtronic Industries Co., Ltd.	7,595,516	71,758
ITT, Inc.	918,134	59,991
General Electric Co.	936,768	57,995
Axon Enterprise, Inc.[2]	437,681	50,662
Experian PLC	1,679,433	49,236
Northrop Grumman Corp.	83,511	39,277
Epiroc AB, Class B	2,960,445	37,235
Hitachi, Ltd.	858,700	36,359
AB Volvo, Class B	2,233,632	31,517
		9,016,418

Consumer staples 6.53%
Nestlé SA	11,902,845	1,288,836
Costco Wholesale Corp.	1,523,077	719,304
Philip Morris International, Inc.	7,932,467	658,474
Carlsberg A/S, Class B	4,006,605	467,489
Bunge, Ltd.	5,307,346	438,228
Mondelez International, Inc.	6,468,811	354,685
Monster Beverage Corp.[2]	3,622,788	315,038
British American Tobacco PLC	8,302,619	296,897
L’Oréal SA, bonus shares	686,197	218,497
L’Oréal SA, non-registered shares	157,391	50,116
Anheuser-Busch InBev SA/NV	4,814,803	217,812
Walgreens Boots Alliance, Inc.	6,265,868	196,748
Pernod Ricard SA3	999,969	182,777
Reckitt Benckiser Group PLC	2,742,866	181,280
Constellation Brands, Inc., Class A	575,840	132,259
General Mills, Inc.	1,714,538	131,351
Carrefour SA, non-registered shares	8,390,000	116,234
Kao Corp.	2,594,900	105,219
KOSÉ Corp.	902,400	91,860
Unilever PLC (EUR denominated)	939,866	41,451
Unilever PLC (GBP denominated)	826,885	36,383
Archer Daniels Midland Company	922,777	74,237

New Perspective Fund	9

Common stocks (continued)	Shares	Value (000)
Consumer staples (continued)
Danone SA	1,484,853	$69,962
Procter & Gamble Company	294,877	37,228
Uni-Charm Corp.	748,600	24,469
		6,446,834

Communication services 5.98%
Alphabet, Inc., Class C2	13,222,646	1,271,358
Alphabet, Inc., Class A2	11,583,546	1,107,966
Meta Platforms, Inc., Class A2	11,118,546	1,508,564
Netflix, Inc.[2]	3,189,169	750,858
América Móvil, SAB de CV, Series L (ADR)	18,627,650	306,797
Tencent Holdings, Ltd.	7,271,900	245,587
MTN Group, Ltd.	23,162,491	152,071
Electronic Arts, Inc.	1,211,131	140,140
Cellnex Telecom, SA, non-registered shares	3,833,289	118,186
Sea, Ltd., Class A (ADR)[2]	1,305,812	73,191
Warner Music Group Corp., Class A	3,063,218	71,097
Endeavor Group Holdings, Inc., Class A2	3,442,911	69,753
Adevinta ASA[2]	10,487,961	61,532
Pinterest, Inc., Class A2	1,012,871	23,600
Z Holdings Corp.	2,360,400	6,133
		5,906,833

Materials 5.19%
Vale SA, ordinary nominative shares (ADR)	48,883,504	651,128
Vale SA, ordinary nominative shares	9,098,381	121,507
Sherwin-Williams Company	3,137,193	642,340
Koninklijke DSM NV	3,848,559	436,503
Linde PLC	1,548,009	417,328
Shin-Etsu Chemical Co., Ltd.	4,011,300	398,337
Sika AG	1,666,377	333,689
Albemarle Corp.	1,007,463	266,414
First Quantum Minerals, Ltd.	14,734,150	250,129
Air Liquide SA, non-registered shares	1,963,630	223,592
Asahi Kasei Corp.[3]	32,006,473	211,679
Sociedad Química y Minera de Chile SA, Class B (ADR)	2,216,399	201,138
Gerdau SA (ADR)	42,723,072	193,108
Mosaic Co.	3,922,518	189,575
International Flavors & Fragrances, Inc.	2,025,192	183,948
Nutrien, Ltd. (CAD denominated)[3]	1,480,100	123,435
Freeport-McMoRan, Inc.	3,993,765	109,150
LANXESS AG	2,785,238	81,562
Grupo México, SAB de CV, Series B	18,140,000	61,357
Glencore PLC	2,377,300	12,554
Barrick Gold Corp.	725,989	11,253
		5,119,726

Energy 3.55%
Reliance Industries, Ltd.	27,116,480	784,298
Cenovus Energy, Inc. (CAD denominated)	26,438,723	406,146
BP PLC	77,798,137	369,958
ConocoPhillips	3,419,528	349,955
TotalEnergies SE	7,127,255	335,479
Schlumberger, Ltd.	7,104,994	255,069
EOG Resources, Inc.	1,781,098	199,002
Aker BP ASA	6,015,892	172,499
Hess Corp.	1,264,587	137,827
Baker Hughes Co., Class A	6,560,441	137,507
Tourmaline Oil Corp.	2,511,080	130,503
Equinor ASA	3,193,514	105,334
TC Energy Corp. (CAD denominated)[3]	2,025,359	81,580
INPEX Corp.	3,783,900	35,500
Gazprom PJSC (ADR)[2,4]	42,438,325	—	[5]
LUKOIL Oil Co. PJSC (ADR)[4]	580,410	—	[5]
Rosneft Oil Co. PJSC[4,6]	40,028,340	—	[5]
		3,500,657

10	New Perspective Fund

Common stocks (continued)	Shares	Value (000)
Utilities 1.26%
AES Corp.	17,962,018	$405,942
Sempra Energy	2,178,499	326,644
Ørsted AS	3,306,274	263,088
Engie SA	13,228,568	151,783
National Grid PLC	4,842,640	49,975
Enel SpA	12,164,992	49,852
		1,247,284

Real estate 0.54%
Equinix, Inc. REIT	406,888	231,454
Goodman Logistics (HK), Ltd. REIT	16,520,815	165,067
ESR Group, Ltd.	29,099,000	73,399
American Tower Corp. REIT	315,748	67,791
		537,711

Total common stocks (cost: $63,357,760,000)		91,160,428

Preferred securities 0.04%
Health care 0.02%
Grifols, SA, Class B, nonvoting non-registered preferred shares[2]	3,807,492	23,817

Information technology 0.02%
Samsung Electronics Co., Ltd., nonvoting preferred shares	596,200	19,399

Total preferred securities (cost: $73,052,000)		43,216

Rights & warrants 0.00%
Consumer discretionary 0.00%
Compagnie Financière Richemont SA, Class A, warrants, expire 2023[2]	817,171	364

Total rights & warrants (cost: $0)		364

Short-term securities 8.08%
Money market investments 7.62%
Capital Group Central Cash Fund 2.81%[1,7]	75,254,742	7,524,722

Money market investments purchased with collateral from securities on loan 0.46%
Capital Group Central Cash Fund 2.81%[1,7,8]	1,580,440	158,028
State Street Institutional U.S. Government Money Market Fund, Premier Class 2.94%[7,8]	108,300,000	108,300
Goldman Sachs Financial Square Government Fund, Institutional Shares 2.93%[7,8]	90,200,000	90,200
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 2.88%[7,8]	36,263,199	36,263
Dreyfus Treasury Obligations Cash Management, Institutional Shares 2.85%[7,8]	31,500,000	31,500
Morgan Stanley Institutional Liquidity Funds – Government Portfolio, Institutional Class 2.80%[7,8]	18,000,000	18,000
BlackRock Liquidity Funds – FedFund, Institutional Shares 2.76%[7,8]	9,000,000	9,000
		451,291

Total short-term securities (cost: $7,975,663,000)		7,976,013
Total investment securities 100.46% (cost: $71,406,475,000)		99,180,021
Other assets less liabilities (0.46)%		(452,308)

Net assets 100.00%		$98,727,713

New Perspective Fund	11

Investments in affiliates1

	Value of affiliates at 10/1/2021 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value of affiliates at 9/30/2022 (000)	Dividend income (000)
Common stocks 0.57%
Information technology 0.57%
GoDaddy, Inc., Class A2	$556,337	$—	$7,197	$860	$8,982	$558,982	$—
Sinch AB2,3,9	634,485	286,307	113,688	(494,790)	(282,092)	—	—
						558,982
Materials 0.00%
LANXESS AG9	254,188	60,659	75,175	(60,853)	(97,257)	—	3,128
Total common stocks						558,982
Short-term securities 7.78%
Money market investments 7.62%
Capital Group Central Cash Fund 2.81%[7]	5,313,747	12,443,568	10,231,538	(589)	(466)	7,524,722	53,248
Money market investments purchased with collateral from securities on loan 0.16%
Capital Group Central Cash Fund 2.81%[7,8]	29,828	128,20010				158,028	—	[11]
Total short-term securities						7,682,750
Total 8.35%				$(555,372)	$(370,833)	$8,241,732	$56,376

Restricted security6

	Acquisition date	Cost (000)	Value (000)		Percent of net assets
Rosneft Oil Co. PJSC[4]	8/2/2022	$250,965	$—	[5]	.00%

[1]	Affiliate of the fund or part of the same “group of investment companies” as the fund, as defined under the Investment Company Act of 1940, as amended.
[2]	Security did not produce income during the last 12 months.
[3]	All or a portion of this security was on loan. The total value of all such securities was $643,061,000, which represented .65% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[4]	Value determined using significant unobservable inputs.
[5]	Amount less than one thousand.
[6]	Restricted security, other than Rule 144A, subject to legal or contractual restrictions on resale. The total value of all such restricted securities was less than $1,000, which represented less than 0.01% of the net assets of the fund.
[7]	Rate represents the seven-day yield at 9/30/2022.
[8]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[9]	Affiliated issuer during the reporting period but no longer an affiliate at 9/30/2022. Refer to the investment portfolio for the security value at 9/30/2022.
[10]	Represents net activity. Refer to Note 5 for more information on securities lending.
[11]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

CDI = CREST Depository Interest

EUR = Euros

GBP = British pounds

REIT = Real Estate Investment Trust

Refer to the notes to financial statements.

12	New Perspective Fund

Financial statements

Statement of assets and liabilities at September 30, 2022	(dollars in thousands)

Assets:
Investment securities, at value (includes $643,061 of investment securities on loan):
Unaffiliated issuers (cost: $63,313,296)	$90,938,289
Affiliated issuers (cost: $8,093,179)	8,241,732	$99,180,021
Cash		13,133
Cash denominated in currencies other than U.S. dollars (cost: $9,224)		9,299
Receivables for:
Sales of investments	415,187
Sales of fund’s shares	108,856
Dividends and interest	167,920	691,963
		99,894,416
Liabilities:
Collateral for securities on loan		451,291
Payables for:
Purchases of investments	425,340
Repurchases of fund’s shares	113,663
Investment advisory services	32,333
Services provided by related parties	16,465
Trustees’ deferred compensation	5,977
U.S. and non-U.S. taxes	116,234
Other	5,400	715,412
Net assets at September 30, 2022		$98,727,713

Net assets consist of:
Capital paid in on shares of beneficial interest		$66,718,591
Total distributable earnings		32,009,122
Net assets at September 30, 2022		$98,727,713

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (2,177,132 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$44,810,176	986,434		$45.43
Class C	1,026,355	24,127		42.54
Class T	12	—	*	45.46
Class F-1	1,239,564	27,497		45.08
Class F-2	13,239,726	292,255		45.30
Class F-3	8,348,650	183,351		45.53
Class 529-A	2,372,961	53,038		44.74
Class 529-C	69,617	1,642		42.39
Class 529-E	73,880	1,676		44.09
Class 529-T	16	—	*	45.43
Class 529-F-1	9	—	*	44.59
Class 529-F-2	205,151	4,515		45.44
Class 529-F-3	10	—	*	45.40
Class R-1	49,991	1,187		42.12
Class R-2	426,655	10,022		42.57
Class R-2E	55,112	1,247		44.18
Class R-3	1,152,729	26,193		44.01
Class R-4	1,586,933	35,545		44.65
Class R-5E	205,038	4,551		45.06
Class R-5	1,379,901	30,348		45.47
Class R-6	22,485,227	493,504		45.56

*	Amount less than one thousand.

Refer to the notes to financial statements.

New Perspective Fund	13

Financial statements (continued)

Statement of operations for the year ended September 30, 2022	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $88,433; also includes $56,376 from affiliates)	$1,722,229
Securities lending income (net of fees)	7,294
Interest from unaffiliated issuers	1,761	$1,731,284
Fees and expenses*:
Investment advisory services	466,437
Distribution services	186,196
Transfer agent services	71,377
Administrative services	38,139
529 plan services	2,033
Reports to shareholders	2,420
Registration statement and prospectus	1,697
Trustees’ compensation	(1,016)
Auditing and legal	316
Custodian	6,667
Other	278
Total fees and expenses before waiver	774,544
Less waiver of fees and expenses:
Investment advisory services waiver	23
Total fees and expenses after waiver		774,521
Net investment income		956,763

Net realized gain and unrealized depreciation:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $5,159):
Unaffiliated issuers	4,567,799
Affiliated issuers	(555,372)
In-kind redemptions	329,240
Currency transactions	(5,186)	4,336,481
Net unrealized depreciation on:
Investments (net of non-U.S. taxes of $51,316):
Unaffiliated issuers	(41,903,213)
Affiliated issuers	(370,833)
Currency translations	(2,956)	(42,277,002)
Net realized gain and unrealized depreciation		(37,940,521)

Net decrease in net assets resulting from operations		$(36,983,758)

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.

Refer to the notes to financial statements.

14	New Perspective Fund

Financial statements (continued)

Statements of changes in net assets	(dollars in thousands)

	Year ended September 30,
	2022	2021
Operations:
Net investment income	$956,763	$814,190
Net realized gain	4,336,481	11,574,877
Net unrealized (depreciation) appreciation	(42,277,002)	20,213,639
Net (decrease) increase in net assets resulting from operations	(36,983,758)	32,602,706

Distributions paid to shareholders	(9,964,566)	(5,300,914)

Net capital share transactions	4,708,538	2,082,922

Total (decrease) increase in net assets	(42,239,786)	29,384,714

Net assets:
Beginning of year	140,967,499	111,582,785
End of year	$98,727,713	$140,967,499

Refer to the notes to financial statements.

New Perspective Fund	15

Notes to financial statements

1. Organization

New Perspective Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company. The fund seeks to provide long-term growth of capital.

The fund has 21 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), seven 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T, 529-F-1, 529-F-2 and 529-F-3) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75% for Class A; up to 3.50% for Class 529-A	None (except 1.00% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Classes C and 529-C	None	1.00% for redemptions within one year of purchase	Class C converts to Class A after eight years and Class 529-C converts to Class 529-A after five years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None

*	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

16	New Perspective Fund

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

In-kind redemptions — The fund normally redeems shares in cash; however, under certain conditions and circumstances, payment of the redemption price wholly or partly with portfolio securities or other fund assets may be permitted. A redemption of shares in-kind is based upon the closing value of the shares being redeemed as of the trade date. Realized gains or losses resulting from redemptions of shares in-kind are reflected separately in the fund’s statement of operations.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.

New Perspective Fund	17

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of September 30, 2022 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Common stocks:
Information technology	$11,902,112	$5,609,541	$—		$17,511,653
Consumer discretionary	11,851,882	4,349,476	—		16,201,358
Health care	11,706,716	3,976,906	—		15,683,622
Financials	6,041,251	3,947,081	—		9,988,332
Industrials	4,403,674	4,612,744	—		9,016,418
Consumer staples	3,057,552	3,389,282	—		6,446,834
Communication services	5,323,324	583,509	—		5,906,833
Materials	3,421,810	1,697,916	—		5,119,726
Energy	1,697,589	1,803,068	—	*	3,500,657
Utilities	732,586	514,698	—		1,247,284
Real estate	299,245	238,466	—		537,711
Preferred securities	—	43,216	—		43,216
Rights & warrants	364	—	—		364
Short-term securities	7,976,013	—	—		7,976,013
Total	$68,414,118	$30,765,903	$—	*	$99,180,021

*	Amount less than one thousand.

18	New Perspective Fund

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Securities lending — The fund has entered into securities lending transactions in which the fund earns income by lending investment securities to brokers, dealers or other institutions. Each transaction involves three parties: the fund, acting as the lender of the securities, a borrower, and a lending agent that acts as an intermediary.

Securities lending transactions are entered into by the fund under a securities lending agent agreement with the lending agent. The lending agent facilitates the exchange of securities between the fund and approved borrowers, ensures that securities loans are properly coordinated and documented, marks-to-market the value of collateral daily, secures additional collateral from a borrower if it falls below preset terms, and may reinvest cash collateral on behalf of the fund according to agreed parameters. The lending agent provides indemnification to the fund against losses resulting from a borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a potential loss of income or value if a borrower fails to return securities, collateral investments decline in value or the lending agent fails to perform.

New Perspective Fund	19

The borrower is required to post highly liquid assets, such as cash or U.S. government securities, as collateral for the loan in an amount at least equal to the value of the securities loaned. Investments made with cash collateral are recognized as assets in the fund’s investment portfolio. The same amount is recorded as a liability in the fund’s statement of assets and liabilities. While securities are on loan, the fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund does not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall loaned securities to vote. A borrower is obligated to return loaned securities at the conclusion of a loan or, during the pendency of a loan, on demand from the fund.

As of September 30, 2022, the total value of securities on loan was $643,061,000, and the total value of collateral received was $676,409,000. Collateral received includes cash of $451,291,000 and U.S. government securities of $225,118,000. Investment securities purchased from cash collateral are disclosed in the fund’s investment portfolio as short-term securities. Securities received as collateral are not recognized as fund assets. The contractual maturity of cash collateral received under the securities lending agreement is classified as overnight and continuous.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended September 30, 2022, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. During the year ended September 30, 2022, the fund recognized $2,916,000 in reclaims (net of $7,303,000 in fees and the effect of realized gain or loss from currency translations) and $1,443,000 in interest related to European court rulings, which is included in dividend income and interest income, respectively, in the fund’s statement of operations. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended September 30, 2022, the fund reclassified $689,697,000 from total distributable earnings to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

20	New Perspective Fund

As of September 30, 2022, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$823,352
Undistributed long-term capital gains	3,373,790
Gross unrealized appreciation on investments	34,354,808
Gross unrealized depreciation on investments	(6,667,793)
Net unrealized appreciation on investments	27,687,015
Cost of investments	71,493,006

Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Year ended September 30, 2022				Year ended September 30, 2021
Share class	Ordinary income		Long-term capital gains	Total distributions paid	Ordinary income		Long-term capital gains		Total distributions paid
Class A	$212,420		$4,260,431	$4,472,851	$72,537		$2,283,311		$2,355,848
Class C	—		113,317	113,317	—		64,882		64,882
Class T	—	*	1	1	—	*	1		1
Class F-1	4,611		123,163	127,774	1,528		81,396		82,924
Class F-2	104,361		1,280,310	1,384,671	51,643		643,271		694,914
Class F-3	72,932		753,086	826,018	35,746		357,168		392,914
Class 529-A	10,151		227,774	237,925	3,187		122,632		125,819
Class 529-C	—		8,087	8,087	—		5,292		5,292
Class 529-E	61		7,447	7,508	—		4,188		4,188
Class 529-T	—	*	1	1	—	*	1		1
Class 529-F-1	—	*	1	1	—	*	—	*	—	*
Class 529-F-2†	1,401		17,623	19,024	620		8,374		8,994
Class 529-F-3†	—	*	1	1	—	*	1		1
Class R-1	—		5,258	5,258	—		3,173		3,173
Class R-2	—		45,072	45,072	—		26,217		26,217
Class R-2E	—		5,132	5,132	—		3,155		3,155
Class R-3	—		118,689	118,689	—		71,423		71,423
Class R-4	7,215		167,504	174,719	2,663		97,168		99,831
Class R-5E	1,755		23,331	25,086	872		11,398		12,270
Class R-5	12,060		135,522	147,582	6,943		76,886		83,829
Class R-6	197,997		2,047,852	2,245,849	115,755		1,149,483		1,265,238
Total	$624,964		$9,339,602	$9,964,566	$291,494		$5,009,420		$5,300,914

*	Amount less than one thousand.
†	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. At the beginning of the year, these fees were based on a series of decreasing annual rates beginning with 0.600% on the first $500 million of daily net assets and decreasing to 0.350% on such assets in excess of $115 billion. On December 9, 2021, the fund’s board of trustees approved an amended investment advisory and service agreement effective February 1, 2022, decreasing the annual rate to 0.348% on daily net assets in excess of $144 billion. CRMC waived investment advisory services fees of $23,000 in advance of the amended investment advisory agreement. CRMC does not intend to recoup this waiver. As a result, the fees shown on the fund’s statement of operations of $466,437,000 were reduced to $466,414,000, both of which were equivalent to an annualized rate of 0.367% of average daily net assets.

New Perspective Fund	21

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, 529-F-2, 529-F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of September 30, 2022, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the average daily net assets attributable to each share class of the fund. Currently the fund pays CRMC an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fees are based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. Virginia529 is not considered a related party to the fund.

Prior to January 1, 2022, the quarterly fees were based on a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. Effective January 1, 2022, the quarterly fees were amended to a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $75 billion. The fees for any given calendar quarter are accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. For the year ended September 30, 2022, the 529 plan services fees were $2,033,000, which were equivalent to 0.058% of the average daily net assets of each 529 share class.

22	New Perspective Fund

For the year ended September 30, 2022, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$141,121	$38,908		$17,401		Not applicable
Class C	14,109	943		425		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	4,018	2,051		493		Not applicable
Class F-2	Not applicable	18,724		5,187		Not applicable
Class F-3	Not applicable	125		3,144		Not applicable
Class 529-A	6,964	1,901		923		$1,775
Class 529-C	993	61		30		58
Class 529-E	485	31		29		56
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	—	*	—	*	—	*
Class 529-F-2	Not applicable	111		75		144
Class 529-F-3	Not applicable	—	*	—	*	—	*
Class R-1	649	59		20		Not applicable
Class R-2	4,250	1,991		170		Not applicable
Class R-2E	419	144		21		Not applicable
Class R-3	7,708	2,351		462		Not applicable
Class R-4	5,480	2,241		658		Not applicable
Class R-5E	Not applicable	467		89		Not applicable
Class R-5	Not applicable	933		549		Not applicable
Class R-6	Not applicable	336		8,463		Not applicable
Total class-specific expenses	$186,196	$71,377		$38,139		$2,033

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $(1,016,000) in the fund’s statement of operations reflects $485,000 in current fees (either paid in cash or deferred) and a net decrease of $1,501,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term instruments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund purchased investment securities from, and sold investment securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended September 30, 2022, the fund engaged in such purchase and sale transactions with related funds in the amounts of $1,537,170,000 and $836,916,000, respectively, which generated $88,805,000 of net realized gains from such sales.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended September 30, 2022.

New Perspective Fund	23

8. Indemnifications

The fund’s organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote. Insurance policies are also available to the fund’s board members and officers.

9. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]		Reinvestments of distributions			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended September 30, 2022

Class A	$3,095,317	52,679	$4,369,044	67,979		$(5,944,839)	(102,528)	$1,519,522	18,130
Class C	155,349	2,800	112,508	1,858		(364,174)	(6,709)	(96,317)	(2,051)
Class T	—	—	—	—		—	—	—	—
Class F-1	161,053	2,764	126,426	1,982		(296,575)	(5,215)	(9,096)	(469)
Class F-2	3,661,017	63,378	1,318,970	20,612		(4,429,575)	(78,610)	550,412	5,380
Class F-3	2,240,510	38,735	818,463	12,737		(2,110,526)	(36,968)	948,447	14,504
Class 529-A	261,941	4,516	237,893	3,757		(389,605)	(6,849)	110,229	1,424
Class 529-C	16,246	297	8,087	134		(39,760)	(722)	(15,427)	(291)
Class 529-E	7,650	133	7,507	120		(15,468)	(271)	(311)	(18)
Class 529-T	—	—	2	—	[2]	—	—	2	— [2]
Class 529-F-1	—	—	1	—	[2]	—	—	1	— [2]
Class 529-F-2	50,274	857	19,021	296		(31,463)	(540)	37,832	613
Class 529-F-3	—	—	1	—	[2]	—	—	1	— [2]
Class R-1	8,666	163	5,200	87		(16,125)	(289)	(2,259)	(39)
Class R-2	85,104	1,551	45,011	742		(156,847)	(2,784)	(26,732)	(491)
Class R-2E	16,066	281	5,132	82		(18,738)	(323)	2,460	40
Class R-3	226,377	3,949	118,563	1,899		(396,613)	(6,953)	(51,673)	(1,105)
Class R-4	231,797	4,009	174,708	2,765		(560,810)	(9,949)	(154,305)	(3,175)
Class R-5E	104,801	1,803	25,086	394		(180,238)	(3,081)	(50,351)	(884)
Class R-5	219,563	3,683	147,451	2,297		(374,646)	(6,497)	(7,632)	(517)
Class R-6	4,135,453	73,292	2,237,982	34,800		(4,419,700)	(76,696)	1,953,735	31,396
Total net increase (decrease)	$14,677,184	254,890	$9,777,056	152,541		$(19,745,702)	(344,984)	$4,708,538	62,447

Refer to the end of the table for footnotes.

24	New Perspective Fund

	Sales[1]			Reinvestments of distributions				Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares		Amount		Shares		Amount	Shares	Amount	Shares

Year ended September 30, 2021

Class A	$4,845,776	76,906		$2,301,515		38,571		$(5,942,231)	(94,739)	$1,205,060	20,738
Class C	251,881	4,221		64,349		1,135		(383,023)	(6,403)	(66,793)	(1,047)
Class T	—	—		—		—		—	—	—	—
Class F-1	249,033	4,016		81,101		1,369		(707,223)	(11,178)	(377,089)	(5,793)
Class F-2	4,616,699	73,686		661,320		11,128		(3,709,773)	(59,072)	1,568,246	25,742
Class F-3	2,921,159	46,248		389,189		6,523		(1,789,777)	(28,326)	1,520,571	24,445
Class 529-A	339,337	5,466		125,801		2,138		(423,235)	(6,770)	41,903	834
Class 529-C	23,765	400		5,289		94		(53,029)	(890)	(23,975)	(396)
Class 529-E	10,888	178		4,187		72		(18,466)	(296)	(3,391)	(46)
Class 529-T	—	—		1		—	[2]	—	—	1	— [2]
Class 529-F-1	4,541	84		—	[2]	—	[2]	(178,950)	(3,473)	(174,409)	(3,389)
Class 529-F-2[3]	233,643	4,270		8,992		151		(33,214)	(519)	209,421	3,902
Class 529-F-3[3]	10	—	[2]	1		—	[2]	—	—	11	— [2]
Class R-1	11,249	189		3,145		56		(22,051)	(376)	(7,657)	(131)
Class R-2	119,789	2,012		26,201		462		(181,942)	(3,080)	(35,952)	(606)
Class R-2E	18,381	307		3,155		54		(27,498)	(447)	(5,962)	(86)
Class R-3	297,140	4,899		71,343		1,228		(521,635)	(8,550)	(153,152)	(2,423)
Class R-4	325,662	5,323		99,826		1,699		(563,478)	(9,186)	(137,990)	(2,164)
Class R-5E	137,241	2,259		12,269		207		(71,770)	(1,154)	77,740	1,312
Class R-5	255,199	4,090		83,756		1,405		(435,743)	(6,986)	(96,788)	(1,491)
Class R-6	5,727,091	90,738		1,260,974		21,122		(8,444,938)	(134,015)	(1,456,873)	(22,155)
Total net increase (decrease)	$20,388,484	325,292		$5,202,414		87,414		$(23,507,976)	(375,460)	$2,082,922	37,246

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

10. Investment transactions

The fund engaged in purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $25,070,478,000 and $31,936,209,000, respectively, during the year ended September 30, 2022.

New Perspective Fund	25

Financial highlights

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before reimbursement[4]		Ratio of expenses to average net assets after reimbursement[3,4]		Ratio of net income (loss) to average net assets[3]
Class A:
9/30/2022	$66.78	$.38	$(17.08)	$(16.70)	$(.22)	$(4.43)	$(4.65)	$45.43	(27.04)%	$44,810		.72%		.72%		.65%
9/30/2021	53.81	.32	15.15	15.47	(.08)	(2.42)	(2.50)	66.78	29.31	64,660		.72		.72		.50
9/30/2020	44.52	.27	10.76	11.03	(.48)	(1.26)	(1.74)	53.81	25.33	50,986		.75		.75		.57
9/30/2019	46.89	.37	.12	.49	(.45)	(2.41)	(2.86)	44.52	2.55	42,567		.75		.75		.85
9/30/2018	43.54	.38	5.34	5.72	(.19)	(2.18)	(2.37)	46.89	13.48	43,958		.74		.74		.85
Class C:
9/30/2022	63.06	(.07)	(16.02)	(16.09)	—	(4.43)	(4.43)	42.54	(27.60)	1,026		1.47		1.47		(.12)
9/30/2021	51.23	(.15)	14.40	14.25	—	(2.42)	(2.42)	63.06	28.36	1,651		1.47		1.47		(.25)
9/30/2020	42.46	(.08)	10.25	10.17	(.14)	(1.26)	(1.40)	51.23	24.39	1,395		1.49		1.49		(.18)
9/30/2019	44.80	.03	.14	.17	(.10)	(2.41)	(2.51)	42.46	1.76	1,442		1.52		1.52		.07
9/30/2018	41.82	.02	5.14	5.16	—	(2.18)	(2.18)	44.80	12.62	1,576		1.53		1.53		.06
Class T:
9/30/2022	66.82	.51	(17.07)	(16.56)	(.37)	(4.43)	(4.80)	45.46	(26.87)[5]	—	[6]	.48	[5]	.48	[5]	.88	[5]
9/30/2021	53.83	.46	15.15	15.61	(.20)	(2.42)	(2.62)	66.82	29.60 [5]	—	[6]	.50	[5]	.50	[5]	.73	[5]
9/30/2020	44.53	.38	10.76	11.14	(.58)	(1.26)	(1.84)	53.83	25.62 [5]	—	[6]	.50	[5]	.50	[5]	.82	[5]
9/30/2019	46.91	.46	.11	.57	(.54)	(2.41)	(2.95)	44.53	2.80 [5]	—	[6]	.53	[5]	.53	[5]	1.07	[5]
9/30/2018	43.57	.47	5.34	5.81	(.29)	(2.18)	(2.47)	46.91	13.71 [5]	—	[6]	.53	[5]	.53	[5]	1.04	[5]
Class F-1:
9/30/2022	66.29	.34	(16.95)	(16.61)	(.17)	(4.43)	(4.60)	45.08	(27.10)	1,239		.77		.77		.58
9/30/2021	53.43	.27	15.06	15.33	(.05)	(2.42)	(2.47)	66.29	29.24	1,854		.78		.78		.43
9/30/2020	44.21	.24	10.69	10.93	(.45)	(1.26)	(1.71)	53.43	25.27	1,804		.79		.79		.52
9/30/2019	46.57	.33	.12	.45	(.40)	(2.41)	(2.81)	44.21	2.47	1,677		.82		.82		.78
9/30/2018	43.26	.36	5.30	5.66	(.17)	(2.18)	(2.35)	46.57	13.40	1,795		.81		.81		.79
Class F-2:
9/30/2022	66.61	.49	(17.01)	(16.52)	(.36)	(4.43)	(4.79)	45.30	(26.90)	13,240		.51		.51		.85
9/30/2021	53.67	.45	15.10	15.55	(.19)	(2.42)	(2.61)	66.61	29.60	19,110		.51		.51		.72
9/30/2020	44.40	.38	10.73	11.11	(.58)	(1.26)	(1.84)	53.67	25.61	14,016		.53		.53		.80
9/30/2019	46.81	.46	.09	.55	(.55)	(2.41)	(2.96)	44.40	2.74	10,234		.54		.54		1.07
9/30/2018	43.47	.47	5.33	5.80	(.28)	(2.18)	(2.46)	46.81	13.71	8,560		.54		.54		1.05
Class F-3:
9/30/2022	66.93	.56	(17.10)	(16.54)	(.43)	(4.43)	(4.86)	45.53	(26.83)	8,349		.41		.41		.96
9/30/2021	53.90	.53	15.16	15.69	(.24)	(2.42)	(2.66)	66.93	29.72	11,301		.41		.41		.83
9/30/2020	44.58	.43	10.77	11.20	(.62)	(1.26)	(1.88)	53.90	25.74	7,784		.42		.42		.91
9/30/2019	46.98	.51	.08	.59	(.58)	(2.41)	(2.99)	44.58	2.85	5,324		.44		.44		1.18
9/30/2018	43.63	.52	5.34	5.86	(.33)	(2.18)	(2.51)	46.98	13.81	4,260		.45		.45		1.16
Class 529-A:
9/30/2022	65.84	.35	(16.82)	(16.47)	(.20)	(4.43)	(4.63)	44.74	(27.08)	2,373		.75		.75		.61
9/30/2021	53.09	.29	14.94	15.23	(.06)	(2.42)	(2.48)	65.84	29.26	3,398		.76		.76		.46
9/30/2020	43.94	.25	10.61	10.86	(.45)	(1.26)	(1.71)	53.09	25.27	2,696		.79		.79		.53
9/30/2019	46.31	.33	.12	.45	(.41)	(2.41)	(2.82)	43.94	2.47	2,163		.82		.82		.78
9/30/2018	43.05	.35	5.27	5.62	(.18)	(2.18)	(2.36)	46.31	13.41	2,227		.82		.82		.78

Refer to the end of the table for footnotes.

26	New Perspective Fund

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]		Net assets, end of year (in millions)		Ratio of expenses to average net assets before reimbursement[4]		Ratio of expenses to average net assets after reimbursement[3,4]		Ratio of net income (loss) to average net assets[3]
Class 529-C:
9/30/2022	$62.88	$(.10)	$(15.96)	$(16.06)	$—	$(4.43)	$(4.43)	$42.39	(27.65)%		$70		1.52%		1.52%		(.19)%
9/30/2021	51.12	(.18)	14.36	14.18	—	(2.42)	(2.42)	62.88	28.30		121		1.52		1.52		(.30)
9/30/2020	42.35	(.11)	10.24	10.13	(.10)	(1.26)	(1.36)	51.12	24.35		119		1.54		1.54		(.24)
9/30/2019	44.66	.01	.15	.16	(.06)	(2.41)	(2.47)	42.35	1.71		240		1.57		1.57		.02
9/30/2018	41.72	(.01)	5.13	5.12	—	(2.18)	(2.18)	44.66	12.54		286		1.58		1.58		(.03)
Class 529-E:
9/30/2022	64.94	.20	(16.58)	(16.38)	(.04)	(4.43)	(4.47)	44.09	(27.25)		74		.99		.99		.36
9/30/2021	52.46	.14	14.76	14.90	—	(2.42)	(2.42)	64.94	28.94		110		1.00		1.00		.23
9/30/2020	43.44	.14	10.49	10.63	(.35)	(1.26)	(1.61)	52.46	24.99		91		1.01		1.01		.30
9/30/2019	45.79	.23	.14	.37	(.31)	(2.41)	(2.72)	43.44	2.24		82		1.04		1.04		.55
9/30/2018	42.58	.24	5.22	5.46	(.07)	(2.18)	(2.25)	45.79	13.15		89		1.05		1.05		.55
Class 529-T:
9/30/2022	66.78	.49	(17.07)	(16.58)	(.34)	(4.43)	(4.77)	45.43	(26.91)[5]		—	[6]	.53	[5]	.53	[5]	.84	[5]
9/30/2021	53.80	.43	15.14	15.57	(.17)	(2.42)	(2.59)	66.78	29.53	[5]	—	[6]	.55	[5]	.55	[5]	.68	[5]
9/30/2020	44.51	.36	10.75	11.11	(.56)	(1.26)	(1.82)	53.80	25.55	[5]	—	[6]	.56	[5]	.56	[5]	.77	[5]
9/30/2019	46.89	.44	.11	.55	(.52)	(2.41)	(2.93)	44.51	2.73	[5]	—	[6]	.57	[5]	.57	[5]	1.03	[5]
9/30/2018	43.56	.45	5.34	5.79	(.28)	(2.18)	(2.46)	46.89	13.65	[5]	—	[6]	.59	[5]	.59	[5]	.99	[5]
Class 529-F-1:
9/30/2022	65.65	.44	(16.75)	(16.31)	(.32)	(4.43)	(4.75)	44.59	(26.96)[5]		—	[6]	.60	[5]	.60	[5]	.77	[5]
9/30/2021	52.99	(.02)	15.34	15.32	(.24)	(2.42)	(2.66)	65.65	29.51	[5]	—	[6]	.51	[5]	.51	[5]	(.04)[5]
9/30/2020	43.86	.35	10.60	10.95	(.56)	(1.26)	(1.82)	52.99	25.55		180		.56		.56		.76
9/30/2019	46.28	.43	.09	.52	(.53)	(2.41)	(2.94)	43.86	2.72		142		.59		.59		1.03
9/30/2018	43.00	.45	5.27	5.72	(.26)	(2.18)	(2.44)	46.28	13.67		119		.59		.59		1.00
Class 529-F-2:
9/30/2022	66.78	.50	(17.06)	(16.56)	(.35)	(4.43)	(4.78)	45.44	(26.91)		205		.51		.51		.87
9/30/2021[7,8]	52.26	.44	16.68	17.12	(.18)	(2.42)	(2.60)	66.78	33.39	[9]	260		.54	[10]	.54	[10]	.75	[10]
Class 529-F-3:
9/30/2022	66.74	.52	(17.04)	(16.52)	(.39)	(4.43)	(4.82)	45.40	(26.85)		—	[6]	.46		.46		.90
9/30/2021[7,8]	52.26	.48	16.67	17.15	(.25)	(2.42)	(2.67)	66.74	33.44	[9]	—	[6]	.52	[10]	.47	[10]	.82	[10]
Class R-1:
9/30/2022	62.49	(.07)	(15.87)	(15.94)	—	(4.43)	(4.43)	42.12	(27.61)		50		1.49		1.49		(.13)
9/30/2021	50.81	(.17)	14.27	14.10	—	(2.42)	(2.42)	62.49	28.29		77		1.50		1.50		(.28)
9/30/2020	42.09	(.09)	10.17	10.08	(.10)	(1.26)	(1.36)	50.81	24.38		69		1.52		1.52		(.21)
9/30/2019	44.41	.02	.15	.17	(.08)	(2.41)	(2.49)	42.09	1.73		71		1.54		1.54		.05
9/30/2018	41.49	.02	5.08	5.10	—	(2.18)	(2.18)	44.41	12.59		88		1.54		1.54		.04

Refer to the end of the table for footnotes.

New Perspective Fund	27

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before reimbursement[4]	Ratio of expenses to average net assets after reimbursement[3,4]	Ratio of net income (loss) to average net assets[3]
Class R-2:
9/30/2022	$63.12	$(.08)	$(16.04)	$(16.12)	$—	$(4.43)	$(4.43)	$42.57	(27.63)%	$427	1.51%	1.51%	(.15)%
9/30/2021	51.30	(.17)	14.41	14.24	—	(2.42)	(2.42)	63.12	28.30	663	1.50	1.50	(.28)
9/30/2020	42.52	(.09)	10.27	10.18	(.14)	(1.26)	(1.40)	51.30	24.38	571	1.52	1.52	(.20)
9/30/2019	44.85	.02	.15	.17	(.09)	(2.41)	(2.50)	42.52	1.73	518	1.54	1.54	.06
9/30/2018	41.87	.02	5.14	5.16	—	(2.18)	(2.18)	44.85	12.60	570	1.54	1.54	.05
Class R-2E:
9/30/2022	65.16	.09	(16.64)	(16.55)	—	(4.43)	(4.43)	44.18	(27.42)	55	1.21	1.21	.15
9/30/2021	52.74	.01	14.83	14.84	—	(2.42)	(2.42)	65.16	28.69	79	1.21	1.21	.02
9/30/2020	43.68	.04	10.55	10.59	(.27)	(1.26)	(1.53)	52.74	24.73	68	1.23	1.23	.09
9/30/2019	46.02	.16	.13	.29	(.22)	(2.41)	(2.63)	43.68	2.05	65	1.24	1.24	.38
9/30/2018	42.85	.15	5.26	5.41	(.06)	(2.18)	(2.24)	46.02	12.92	60	1.24	1.24	.33
Class R-3:
9/30/2022	64.83	.17	(16.56)	(16.39)	—	(4.43)	(4.43)	44.01	(27.30)	1,153	1.06	1.06	.30
9/30/2021	52.40	.10	14.75	14.85	—	(2.42)	(2.42)	64.83	28.88	1,770	1.06	1.06	.16
9/30/2020	43.39	.11	10.48	10.59	(.32)	(1.26)	(1.58)	52.40	24.91	1,557	1.07	1.07	.25
9/30/2019	45.73	.21	.13	.34	(.27)	(2.41)	(2.68)	43.39	2.21	1,488	1.09	1.09	.50
9/30/2018	42.52	.22	5.22	5.44	(.05)	(2.18)	(2.23)	45.73	13.09	1,728	1.09	1.09	.49
Class R-4:
9/30/2022	65.70	.34	(16.77)	(16.43)	(.19)	(4.43)	(4.62)	44.65	(27.08)	1,587	.76	.76	.59
9/30/2021	52.98	.29	14.92	15.21	(.07)	(2.42)	(2.49)	65.70	29.26	2,544	.76	.76	.47
9/30/2020	43.85	.25	10.60	10.85	(.46)	(1.26)	(1.72)	52.98	25.30	2,166	.77	.77	.55
9/30/2019	46.23	.34	.11	.45	(.42)	(2.41)	(2.83)	43.85	2.49	1,977	.79	.79	.81
9/30/2018	42.96	.35	5.28	5.63	(.18)	(2.18)	(2.36)	46.23	13.44	2,149	.79	.79	.80
Class R-5E:
9/30/2022	66.28	.46	(16.92)	(16.46)	(.33)	(4.43)	(4.76)	45.06	(26.94)	205	.56	.56	.78
9/30/2021	53.43	.43	15.03	15.46	(.19)	(2.42)	(2.61)	66.28	29.54	360	.55	.55	.69
9/30/2020	44.22	.36	10.68	11.04	(.57)	(1.26)	(1.83)	53.43	25.56	220	.56	.56	.76
9/30/2019	46.69	.48	.05	.53	(.59)	(2.41)	(3.00)	44.22	2.72	123	.57	.57	1.13
9/30/2018	43.40	.31	5.47	5.78	(.31)	(2.18)	(2.49)	46.69	13.68	36	.57	.57	.68
Class R-5:
9/30/2022	66.84	.53	(17.08)	(16.55)	(.39)	(4.43)	(4.82)	45.47	(26.86)	1,380	.46	.46	.90
9/30/2021	53.84	.48	15.16	15.64	(.22)	(2.42)	(2.64)	66.84	29.65	2,063	.46	.46	.77
9/30/2020	44.53	.40	10.77	11.17	(.60)	(1.26)	(1.86)	53.84	25.68	1,742	.46	.46	.85
9/30/2019	46.92	.48	.10	.58	(.56)	(2.41)	(2.97)	44.53	2.82	1,606	.49	.49	1.11
9/30/2018	43.56	.50	5.34	5.84	(.30)	(2.18)	(2.48)	46.92	13.79	1,798	.49	.49	1.10
Class R-6:
9/30/2022	66.97	.56	(17.11)	(16.55)	(.43)	(4.43)	(4.86)	45.56	(26.83)	22,485	.41	.41	.96
9/30/2021	53.94	.52	15.17	15.69	(.24)	(2.42)	(2.66)	66.97	29.71	30,946	.41	.41	.81
9/30/2020	44.61	.43	10.78	11.21	(.62)	(1.26)	(1.88)	53.94	25.74	26,119	.42	.42	.91
9/30/2019	47.00	.51	.09	.60	(.58)	(2.41)	(2.99)	44.61	2.88	19,586	.44	.44	1.18
9/30/2018	43.64	.52	5.34	5.86	(.32)	(2.18)	(2.50)	47.00	13.82	16,772	.44	.44	1.15

Refer to the end of the table for footnotes.

28	New Perspective Fund

Financial highlights (continued)

	Year ended September 30,
	2022	2021	2020	2019	2018
Portfolio turnover rate for all share classes[11]	21%	22%	26%[12]	20%	23%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements from CRMC. During one of the years shown, CRMC reimbursed a portion of transfer agent services fees for Class 529-F-3 shares.
[4]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[5]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Amount less than $1 million.
[7]	Based on operations for a period that is less than a full year.
[8]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.
[9]	Not annualized.
[10]	Annualized.
[11]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.
[12]	Includes the value of securities sold due to redemptions of shares in-kind. The rates would have been 25% for the year ended September 30, 2020, if the value of securities sold due to in-kind redemptions were excluded.

Refer to the notes to financial statements.

New Perspective Fund	29

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of New Perspective Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of of New Perspective Fund (the “Fund”), including the investment portfolio, as of September 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Costa Mesa, California
November 8, 2022

We have served as the auditor of one or more American Funds investment companies since 1956.

30	New Perspective Fund

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (April 1, 2022, through September 30, 2022).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

New Perspective Fund	31

Expense example (continued)

	Beginning account value 4/1/2022	Ending account value 9/30/2022	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$760.32	$3.18	.72%
Class A – assumed 5% return	1,000.00	1,021.46	3.65	.72
Class C – actual return	1,000.00	757.34	6.52	1.48
Class C – assumed 5% return	1,000.00	1,017.65	7.49	1.48
Class T – actual return	1,000.00	761.23	2.12	.48
Class T – assumed 5% return	1,000.00	1,022.66	2.43	.48
Class F-1 – actual return	1,000.00	760.09	3.44	.78
Class F-1 – assumed 5% return	1,000.00	1,021.16	3.95	.78
Class F-2 – actual return	1,000.00	761.09	2.30	.52
Class F-2 – assumed 5% return	1,000.00	1,022.46	2.64	.52
Class F-3 – actual return	1,000.00	761.35	1.81	.41
Class F-3 – assumed 5% return	1,000.00	1,023.01	2.08	.41
Class 529-A – actual return	1,000.00	760.09	3.40	.77
Class 529-A – assumed 5% return	1,000.00	1,021.21	3.90	.77
Class 529-C – actual return	1,000.00	757.09	6.78	1.54
Class 529-C – assumed 5% return	1,000.00	1,017.35	7.79	1.54
Class 529-E – actual return	1,000.00	759.14	4.41	1.00
Class 529-E – assumed 5% return	1,000.00	1,020.05	5.06	1.00
Class 529-T – actual return	1,000.00	760.95	2.34	.53
Class 529-T – assumed 5% return	1,000.00	1,022.41	2.69	.53
Class 529-F-1 – actual return	1,000.00	760.79	2.69	.61
Class 529-F-1 – assumed 5% return	1,000.00	1,022.01	3.09	.61
Class 529-F-2 – actual return	1,000.00	760.95	2.25	.51
Class 529-F-2 – assumed 5% return	1,000.00	1,022.51	2.59	.51
Class 529-F-3 – actual return	1,000.00	761.36	2.08	.47
Class 529-F-3 – assumed 5% return	1,000.00	1,022.71	2.38	.47
Class R-1 – actual return	1,000.00	757.28	6.56	1.49
Class R-1 – assumed 5% return	1,000.00	1,017.60	7.54	1.49
Class R-2 – actual return	1,000.00	757.32	6.61	1.50
Class R-2 – assumed 5% return	1,000.00	1,017.55	7.59	1.50
Class R-2E – actual return	1,000.00	758.31	5.33	1.21
Class R-2E – assumed 5% return	1,000.00	1,019.00	6.12	1.21
Class R-3 – actual return	1,000.00	759.04	4.67	1.06
Class R-3 – assumed 5% return	1,000.00	1,019.75	5.37	1.06
Class R-4 – actual return	1,000.00	760.09	3.35	.76
Class R-4 – assumed 5% return	1,000.00	1,021.26	3.85	.76
Class R-5E – actual return	1,000.00	760.88	2.47	.56
Class R-5E – assumed 5% return	1,000.00	1,022.26	2.84	.56
Class R-5 – actual return	1,000.00	761.26	2.03	.46
Class R-5 – assumed 5% return	1,000.00	1,022.76	2.33	.46
Class R-6 – actual return	1,000.00	761.49	1.81	.41
Class R-6 – assumed 5% return	1,000.00	1,023.01	2.08	.41

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

32	New Perspective Fund

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended September 30, 2022:

Long-term capital gains	$9,701,198,000
Qualified dividend income	100%
Section 163(j) interest dividends	$30,649,000
Corporate dividends received deduction	$497,943,000
U.S. government income that may be exempt from state taxation	$11,945,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2023, to determine the calendar year amounts to be included on their 2022 tax returns. Shareholders should consult their tax advisors.

New Perspective Fund	33

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New Perspective Fund	41

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Vanessa C. L. Chang, 1952	2000	Former Director, EL & EL Investments (real estate)	22	Edison International/Southern California Edison; Transocean Ltd. (offshore drilling contractor)
Pablo R. González Guajardo, 1967	2014	CEO, Kimberly-Clark de México, SAB de CV	22	América Móvil, SAB de CV (telecommunications company); Grupo Lala, SAB de CV (dairy company); Grupo Sanborns, SAB de CV (retail stores and restaurants; Kimberly-Clark de México, SAB de CV (consumer staples)
Martin E. Koehler, 1957	2015	Independent management consultant	6	None
Pascal Millaire, 1983	2019	CEO and Director, CyberCube Analytics, Inc. (cyber risk software for insurers); former Vice President and General Manager, Symantec Corporation (cybersecurity company)	3	None
William I. Miller, 1956 Chair of the Board (Independent and Non-Executive)	1992	President, The Wallace Foundation	3	Cummins, Inc.
Josette Sheeran, 1954	2015	President and Director, Canoo Inc., Trustee and former Executive Chair, The McCain Institute; former Professor of Practice, Arizona State University; President Emeritus and former CEO, Asia Society; former United Nations Special Envoy for Haiti	7	None
Christopher E. Stone, 1956	2020	Professor of Practice of Public Integrity, University of Oxford, Blavatnik School of Government; former President, Open Society Foundations	9	None
Amy Zegart, PhD, 1967	2019	Senior Fellow, Hoover Institution, Stanford University; Senior Fellow, Freeman Spogli Institute, Stanford University	6	Kratos Defense & Security Solutions

Interested trustees5,6

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Joanna F. Jonsson, 1963 Co-President and Trustee	2008	Partner — Capital World Investors, Capital Research and Management Company; Vice Chair, President and Director, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[7]	3	None
Carl M. Kawaja, 1964 Trustee	2019	Partner — Capital World Investors, Capital Research and Management Company; Partner — Capital World Investors, Capital Bank and Trust Company[7]; Chairman and Director, Capital Research and Management Company	3	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

42	New Perspective Fund

Other officers6

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Robert W. Lovelace, 1962 Co-President	2001	Partner — Capital International Investors, Capital Research and Management Company; Partner — Capital International Investors, Capital Bank and Trust Company[7]; Vice Chairman of the Board, President and Director, The Capital Group Companies, Inc.[7]; Chief Executive Officer and Director, Capital Research and Management Company
Walt Burkley, 1966 Principal Executive Officer	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Director, Capital Research Company[7]; Director, Capital Research and Management Company
Michael W. Stockton, 1967 Executive Vice President	2013	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Barbara Burtin, 1977 Senior Vice President	2021	Partner — Capital World Investors, Capital Research and Management Company; Director, Capital Strategy Research, Inc.[7]
Noriko Honda Chen, 1967 Senior Vice President	2015	Partner — Capital International Investors, Capital Research and Management Company; President and Director, Capital Research Company[7]; Director, The Capital Group Companies, Inc.[7]; Director, Capital International K.K.[7]
Patrice Collette, 1967 Senior Vice President	2021	Partner — Capital World Investors, Capital International, Inc.[7]
Brady L. Enright, 1967 Senior Vice President	2008	Partner — Capital World Investors, Capital Research and Management Company; Partner — Capital World Investors, Capital Bank and Trust Company[7]
Jonathan Knowles, PhD, 1961 Senior Vice President	1998	Partner — Capital World Investors, Capital International, Inc.[7]
Andraz Razen, 1975 Senior Vice President	2019	Partner — Capital World Investors, Capital Research Company[7]
Steven T. Watson, 1955 Senior Vice President	2019	Partner — Capital International Investors, Capital International, Inc.[7]; Director, Capital International, Inc.[7]
Jennifer L. Butler, 1966 Secretary	2013	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer	2010	Senior Vice President — Investment Operations, Capital Research and Management Company
Michael R. Tom, 1988 Assistant Secretary	2021	Associate — Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Vice President — Investment Operations, Capital Research and Management Company
Gregory F. Niland, 1971 Assistant Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	Funds managed by Capital Research and Management Company or its affiliates.
[4]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[5]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the trustees and/or officers listed, with the exception of Barbara Burtin, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

New Perspective Fund	43

Office of the fund

333 South Hope Street
Los Angeles, CA 90071-1406

Investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address nearest you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

Dechert LLP

One Bush Street, Suite 1600
San Francisco, CA 94104-4446

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1000
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

44	New Perspective Fund

Investors should carefully consider investment objectives, risks charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

New Perspective Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The list of portfolio holdings is available free of charge on the SEC website and on our website.

This report is for the information of shareholders of New Perspective Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2022, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

MCSI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemTM — has resulted in superior outcomes.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment industry experience, including 21 years at our company, reflecting a career commitment to our long-term approach.1

The Capital System

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes

Equity funds have beaten their Lipper peer indexes in 90% of 10-year periods and 99% of 20-year periods.2 Fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.3 Fund management fees have been among the lowest in the industry.4

[1]	Investment industry experience as of December 31, 2021.
[2]	Based on Class F-2 share results for rolling calendar-year periods starting the first full calendar year after each fund’s inception through December 31, 2021. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary.
[3]	Based on Class F-2 share results as of December 31, 2021. Thirteen of the 17 fixed income American Funds that have been in existence for the three-year period showed a three-year correlation below 0.3. S&P 500 Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our management fees were in the lowest quintile 63% of the time, based on the 20-year period ended December 31, 2021, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 333 South Hope Street, 55th Floor, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Pablo R. González Guajardo, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

NPF

Registrant:

a) Audit Fees:
Audit	2021	119,000
	2022	109,000

b) Audit-Related Fees:
	2021	21,000
	2022	22,000

c) Tax Fees:
	2021	12,000
	2022	12,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2021	None
	2022	None

	Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
	Not Applicable

b) Audit-Related Fees:
	2021	1,400,000
	2022	2,114,000
	The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:

	2021	1,000
	2022	394,000
	The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2021	2,000
	2022	None
	The other fees consist of subscription services related to an accounting research tool.

	All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

	Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,436,000 for fiscal year 2021 and $2,543,000 for fiscal year 2022. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEW PERSPECTIVE FUND

By __/s/ Walter R. Burkley________________
Walter R. Burkley, Principal Executive Officer

Date: November 30, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Walter R. Burkley_____________
Walter R. Burkley, Principal Executive Officer

Date: November 30, 2022

By ___/s/ Brian C. Janssen__________________
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: November 30, 2022